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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      ------------------------------------

      Date of report (Date of earliest event reported): October 14, 1998

                            NATIONAL PROCESSING, INC.
                 -----------------------------------------------
               (Exact name of registrant as specified in charter)

                  Ohio                                  1-11905                           61-1303983
-------------------------------------------       -------------------            ----------------------
(State or other jurisdiction of incorporation)   (Commission File No.)        (IRS Employer Identification No.)

One Oxmoor Place, 101 Bullitt Lane, Suite 450 Louisville, Kentucky      40222
------------------------------------------------------------------    --------
           (Address of Principal Executive Offices)                  (Zip Code)

                     1231 Durrett Lane, Louisville, Kentucky
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

       Registrant's telephone number, including area code: (502) 326-7000

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ITEM 5.  OTHER EVENTS

                  On October 14, 1998, the Registrant issued a Press Release announcing that net income for the three months ended September 30, 1998, was $3,381,000 or $.06 per share. Included in net income was a one-time settlement fee of $2,400,000 (after tax) received for the cancellation of a merchant card processing contract. Absent this settlement, net income would have been $981,000 or $.02 per share, compared to $7,637,000 or $.15 per share for the corresponding period in 1997. Revenues were $121,430,000, compared to $100,780,000 the previous year.

                  For the nine months ended September 30, 1998, net income was $9,861,000 or $.19 per share, compared to $15,164,000 or $.30 per share for the corresponding period in 1997. Revenues increased 25%, to $354,257,000.

                  The decline in third quarter and nine-month 1998 net income was due primarily to continued shortfalls in the Corporate Services Division, which, as previously disclosed, has been experiencing severe operating problems in the remittance product area during a lengthy and difficult conversion to a new operating environment. The cumulative effect of these problems has substantially increased costs and reduced margins. Continued difficulties are likely for the foreseeable future. Additionally, the third-quarter 1998 results were unexpectedly weak in the Merchant Services Division, due to higher operating expenses.

                  Given the lower third-quarter results and unsettled outlook, the Registrant indicated that full-year 1998 earnings could fall short of analysts' consensus expectations by as much as one-third. According to First Call, consensus earnings estimates for the full year 1998 were $.42 per share as of September 30, 1998.

                  Reference is made to the Press Release, dated October 14, 1998, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7            FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

         a)       Financial Statements of business acquired:
                  -----------------------------------------

                  None.

         b)       Pro forma financial information:
                  -------------------------------

                  None.

         c)       Exhibits.
                  --------

                  99.1 Press Release, dated October 14, 1998, incorporated herein by reference.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL PROCESSING, INC.


                                        By:  /s/ Carlton E. Langer
                                           -----------------------------------
                                             Name:   Carlton E. Langer
                                             Title:  Assistant Secretary

Dated:  October 22, 1998

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